Fixed Income Investor Presentation April 2019 Exhibit 99.1

Forward-looking Statements This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions. BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this presentation, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the potential for human error in connection with BlackRock’s operational systems; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or The PNC Financial Services Group, Inc. (“PNC”); (11) changes in law and policy and uncertainty pending any such changes; (12) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (13) the ability to attract and retain highly talented professionals; (14) fluctuations in the carrying value of BlackRock’s economic investments; (15) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (16) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (17) the failure by a key vendor of BlackRock to fulfill its obligations to the Company; (18) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange traded funds (“ETF”) platform; (19) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (20) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions. BlackRock’s Annual Report on Form 10-K and BlackRock’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on the Company’s website is not a part of this presentation. BlackRock reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”); however, management believes evaluating the Company’s ongoing operating results may be enhanced if investors have additional non-GAAP financial measures. Management reviews non-GAAP financial measures to assess ongoing operations and considers them to be helpful, for both management and investors, in evaluating BlackRock’s financial performance over time. Management also uses non-GAAP financial measures as a benchmark to compare its performance with other companies and to enhance the comparability of this information for the reporting periods presented. Non-GAAP measures may pose limitations because they do not include all of BlackRock’s revenue and expense. BlackRock’s management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Non-GAAP measures may not be comparable to other similarly titled measures of other companies. This presentation also includes non-GAAP financial measures. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations in the appendix to this presentation, as well as BlackRock’s other periodic reports which are available on BlackRock’s website at www.blackrock.com. The information provided on our website is not part of this presentation, and therefore, is not incorporated herein by reference. BlackRock has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents that BlackRock has filed with the SEC for more complete information about BlackRock and the offering. You may get these documents for free by visiting EDGAR on the SEC's website at www.sec.gov. Alternatively, BlackRock, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (i) Citigroup Global Markets Inc. toll-free at 1-800-831-9146; (ii) Barclays Capital Inc. at 1-888-603-5847; and (iii) Morgan Stanley & Co. LLC at 1-866-718-1649. Important Note As indicated in this presentation, certain financial information reflects previously reported amounts and does not reflect the recast related to the adoption of the new revenue recognition standard. For further information, refer to Note 2, Significant Accounting Policies, in the consolidated financial statements in our 2018 Form 10-K.

BlackRock Overview

BlackRock is the world's largest and most diverse asset manager and technology service provider. BlackRock manages $5.98tn in assets on behalf of clients worldwide and provides technology services to many of the world's most sophisticated asset owners, investors and wealth managers.

- Established in 1988
- Listed on the NYSE under ticker BLK with a market cap of $60bn+
- 2018 AUM of $5.98tn, revenue of $14.2bn, EBITDA of $6.2bn and net income of $4.3bn
- 2018 base fee revenue of $11.6bn and technology services revenue of $0.8bn
- 2018 total debt/EBITDA ratio of 0.80[1] and net debt/EBITDA ratio of 0.03[1]
- Approximately 14,900 employees in offices in over 30 countries
- Clients in over 100 countries

BlackRock's Differentiated Global Investment and Technology Platform

Active, Index/ETFs, Cash

Institutional | Retail | *iShares*

Equities | Fixed Income | Multi-Asset | Alternatives | Cash Management

Americas | EMEA | APAC

Technology Services and Portfolio Construction

[1] 2018 GAAP results include: Total debt/GAAP net income of 1.16, net debt/GAAP net income of 0.02. EBITDA calculation can be found in the appendix to this presentation on page 17.

BlackRock

Figures as of December 31, 2018
For further information and reconciliation between GAAP and non-GAAP measures, see the previously filed Form 10-Ks, 8-Ks, earnings releases and the presentation appendix.
Net debt based on as adjusted cash (GAAP cash and cash equivalents less cash and cash equivalents held by consolidated voting rights entities "VREs") net of accrued incentive compensation.

3

A Broadly Diversified Business Across Clients, Products and Geographies Note: Base Fees and AUM by region data is based on client domicile. Client Type Style Product Type Region 2018 Total Base Fees of $11.6 billion Assets Under Management of $5.98 trillion at December 31, 2018

BlackRock Value Drivers

Organic Growth

+ **Operating Leverage** + **Capital Management**

Results Over 5-years

Organic Growth

4% organic asset growth

4% organic base fee growth



12/31/13 – 12/31/18

Operating Leverage



41.4%
44.3%
+290 BPS

2013 2018

Capital Management

40%-50% target dividend payout on net income

Consistent share repurchases funded by **excess cash**

Note: Organic asset growth rate calculated by dividing net asset inflows over beginning of period assets. 4% reflects average over the 5-year period
Organic base fee growth rate calculated by dividing net new base fees earned on net asset inflows by the base fee run-rate at the beginning of the period. 4% reflects average over the 5-year period.
Operating leverage represents "operating margin, as adjusted".
2013 operating leverage information reflects accounting standards prior to the adoption of the new revenue recognition standard. 2018 operating leverage information reflects the adoption of the new revenue recognition standard. For further information, refer to Note 2, *Significant Accounting Policies*, in the consolidated financial statements in our 2018 Form 10-K.

BlackRock

For reconciliation between GAAP and non-GAAP measures, see the previously filed Forms 10-Ks, 8-Ks, earnings releases and presentation appendix.

5

Diverse Platform Continues to Deliver Consistent Growth ($ in billions) CAGR 12% CAGR 10% 1 LTM organic asset growth rate (%) $1.7bn Positive Operating Leverage Organic AUM Growth Consistent and Predictable Capital Management Double Digit Earnings Growth (as adjusted) LTM organic base fee growth rate (%) 6% 5% 7% 7% 2% 5% 7% 5% 4% 1% 7% 7% 4% 4% 3% 3% 2% 2% For further information and reconciliation between GAAP and non-GAAP measures, see the previously filed Form 10-Ks, 8-Ks, earnings releases and presentation appendix. Results for 2016 and 2017 were recast to reflect the adoption of the new revenue recognition standard. For further information, refer to Note 2, Significant Accounting Policies, in the consolidated financial statements in our 2018 Form 10-K 37.9% 40.4% 40.9% 37.2% 38.6% 38.4% $16.87 $19.25 $19.79 $19.02 $30.12 $26.58 GAAP Operating Margin GAAP EPS In March 2019, BlackRock announced that it had repurchased an aggregate of approximately $1.6bn of its shares in the first quarter 2019. It has completed its targeted level of share repurchases for 2019, but will remain opportunistic should relative valuation opportunities arise

Driving Strong and Consistent Results Compared to Peers Long-Term Organic AUM Growth(1) Standard Deviation(1) Mean(1) Represents the average of peer group consisting of BLK’s seven largest US publicly traded traditional peers and excludes BLK. Mean and standard deviation of growth rates over last 20 quarters. Long-term organic AUM growth represents quarterly annualized organic growth from 1Q14 – 4Q18 (inclusive). Source: Public filings.

Diversification Supports Growth Strategy Total Firm Illiquid Alternatives iShares 15% 11% 18% 2015 2016 2017 2018 Traditional 4% 7% 14% 3% 7% 6% 2% 0% -3% +6% +1% +7% +2% 9% Average 8% 2% +4% -3% 2014 7% 5% +6% Lower Growth Higher Growth Note: Organic base fee growth rate calculated by dividing net new base fees earned on net asset inflows for the respective periods by the base fee run-rate at the beginning of the period. Averages may differ from above due to rounding. Traditional denotes all long-term asset classes excluding illiquid alternatives and iShares. Organic Base Fee Growth Trend

Strategically Differentiated Through Technology Scaled distribution Alpha generation Product innovation Customized holistic solutions Technology-Enabled Revenue wealth ® ® Provider Direct Technology Revenue

Proven Ability to Leverage Scale 290bps +10% CAGR EPS and Operating Margin, as adjusted ($ per share, unless otherwise noted) For further information and reconciliation between GAAP and non-GAAP EPS and Operating Margin, see the previously filed Form 10-Ks, 8-Ks, earnings releases and the presentation appendix. Results for 2016 and 2017 were recast to reflect the adoption of the new revenue recognition standard. For further information, refer to Note 2, Significant Accounting Policies, in the consolidated financial statements in our 2018 Form 10-K 37.9% 40.4% 40.9% 37.2% 38.6% 38.4% $16.87 $19.25 $19.79 $19.02 $30.12 $26.58 GAAP Results Operating Margin EPS

Asset-Lite Balance Sheet Adjustments Separate Account Assets and Collateral reflect segregated client assets held for purposes of funding U.K. pension contracts and separate account collateral received under securities lending arrangement in which BlackRock has no economic interest. BlackRock records equal and offsetting separate account liabilities and collateral liabilities BlackRock consolidates certain sponsored investment products accounted for as VREs and variable interest entities. The Company cannot readily access the assets of such products to use in its operating activities For further information and reconciliation between GAAP and non-GAAP measures, see the previously filed Form 10-Ks, 8-Ks, earnings releases and the presentation appendix. Balances may not foot due to rounding.

Steady Cash Flows and Credit Metrics Trends

EBITDA ($mm)



$5,415
$5,582
$5,406
$6,160
$6,245
2014
2015
2016
2017
2018

GAAP Net Income attributable to BlackRock, Inc.

$3,294	$3,345	$3,168	$4,952	$4,305

Adjusted Free Cash Flows[1] ($mm)



$3,651
$3,459
$3,447
$3,968
$4,280
2014
2015
2016
2017
2018

GAAP Cash Flows from Operating Activities

$3,087	$3,004	$2,273	$3,950	$3,075

Tangible Equity ($mm)[2]



$2,742
$3,641
$4,211
$5,039
$4,996
2014
2015
2016
2017
2018

Total Debt ($mm) / Gross Leverage



0.91x
0.88x
0.91x
0.81x
0.80x
$4,922
$4,930
$4,915
$5,014
$4,979
2014
2015
2016
2017
2018
Total Debt
Total Debt / EBITDA

Net Debt[3] ($mm) / Net Leverage



0.14x
0.07x
0.04x
(0.05x)
0.03x
$737
$399
$202
($318)
$160
2014
2015
2016
2017
2018
Net Debt
Net Debt / EBITDA

Liquidity[4] ($mm)



$8,175
$8,531
$8,713
$9,332
$8,819
2014
2015
2016
2017
2018

For further information and reconciliation between GAAP and non-GAAP measures, see the previously filed Form 10-Ks, 8-Ks, earnings releases and the appendix to this presentation. Results for 2016 and 2017 were recast to reflect the adoption of the new revenue recognition standard. For further information, refer to Note 2 in our 2018 Form 10-K.

BlackRock

1. Adjusted free cash flow represents net increase (decrease) in cash, cash equivalents and restricted cash reported under GAAP excluding cash flows from certain financing and investing activities.
2. Tangible Equity = GAAP Equity – Goodwill & Intangibles + Deferred Tax Liability (associated to goodwill).
3. Net debt based on as adjusted cash (GAAP cash and cash equivalents less cash and cash equivalents held by consolidated VREs) net of accrued incentive compensation.
4. Liquidity includes as adjusted cash (GAAP cash and cash equivalents less cash and cash equivalents held by consolidated VREs) net of accrued incentive compensation plus $4bn undrawn credit facility.

12

BlackRock Fixed Income Considerations

Broad-based investment and technology platform provides diverse revenue streams and more stable cash flows during periods of market volatility

Resilient business model with high recurring revenues, strong cash flow and low capex, generating over $4bn of free cash flows in 2018

- Agency model, fiduciary with minimal balance sheet usage
- Fee-based business model
- Capex averaged < 2% of revenue over last 10 years[1]

Strong credit metrics

- Total Debt / EBITDA < 1.0x, EBITDA / Interest > 30x

Transparent and consistent capital management, with clear priority in free cash flow usage

- Investment in business
- Tactical inorganic growth opportunities ($1.1b aggregate M&A and minority investment activity over 5 years from 2014 until 2018)
- 40%-50% target dividend payout of net income, consistent share repurchase activity

Conservative liquidity position

- Over $8bn of available liquidity, well in excess of potential liquidity requirements of BlackRock

Sound debt structure

- $5bn debt (carrying value) well spread between 2019 and 2027; Upcoming $1bn maturity in December 2019



Debt Maturities
$1bn
$0.75bn
$0.75bn
$1bn
€0.7bn ($0.8bn)
$0.7bn
Dec 2019
May 2021
Jun 2022
Mar 2024
May 2025
March 2027

BlackRock

(1) Reflects the Purchases of Property and Equipment found on the GAAP cash flow statement divided by Total Revenue over a 10-year period.

13

Appendix

Reconciliation Between GAAP and As Adjusted For further information and reconciliation between GAAP and non-GAAP measures, see notes (1) through (3) in our earnings release for the three months ended December 31, 2018 as well as previously filed Form 10-Ks and 8-Ks. Results for 2016 and 2017 were recast to reflect the adoption of the new revenue recognition standard. For further information, refer to Note 2, Significant Accounting Policies, in the consolidated financial statements in our 2018 Form 10-K .

Reconciliation Between GAAP Balance Sheet and Economic Balance Sheet Amounts represent the portion of assets and liabilities of Consolidated Sponsored Investment Products attributable to non-controlling interests. Includes deferred tax liability related to goodwill / intangibles. Balances may not foot due to rounding. For further information and reconciliation between GAAP and non-GAAP measures, see notes (1) through (3) in our earnings release for the three months ended December 31, 2018 as well as previously filed Form 10-Ks and 8-Ks.

EBITDA and Adjusted Free Cash Flows Calculation of Adjusted Free Cash Flows Results for 2017 & 2016 were recast to reflect the adoption of the new revenue recognition standard. Results for 2015 and 2014 reflect accounting guidance prior to the adoption of the new revenue recognition standard. Calculation of EBITDA

Tangible Equity, Net Debt and Liquidity Calculation of Net Debt Calculation of Liquidity Calculation of Tangible Equity Adjusted cash consists of GAAP cash and cash equivalents less cash held by consolidated VREs.

Important Notes The opinions expressed herein are as of April 2019 and are subject to change at any time due to changes in the market, the economic or regulatory environment or for other reasons. The information should not be construed as research or relied upon in making investment decisions or be used as legal advice. An assessment should be made as to whether the information is appropriate in individual circumstances and consideration should be given to talking to a professional adviser before making an investment decision. This material may contain ‘forward-looking’ information that is not purely historical in nature. Such information may include, among other things, projections and forecasts. There is no guarantee that any forecasts made will come to pass. The information and opinions contained herein are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable, but are not necessarily all inclusive and are not guaranteed as to accuracy or completeness. Certain of the information presented herein is for illustrative purposes only. No part of this material may be reproduced, stored in any retrieval system or transmitted in any form or by any means, electronic, mechanical, recording or otherwise, without the prior written consent of BlackRock. This material is solely for informational purposes and does not constitute an offer or solicitation to sell or a solicitation of an offer to buy any shares of any fund (nor shall any such shares be offered or sold to any person) in any jurisdiction in which an offer, solicitation, purchase or sale would be unlawful under the securities law of that jurisdiction. The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”). ©2019 BlackRock, Inc. All rights reserved. BLACKROCK, BLACKROCK SOLUTIONS, BUILD ON BLACKROCK, ALADDIN, iSHARES, iBONDS, iRETIRE, LIFEPATH, SO WHAT DO I DO WITH MY MONEY, INVESTING FOR A NEW WORLD, BUILT FOR THESE TIMES, FutureAdvisor, Cachematrix, the iShares Core Graphic, CoRI and the CoRI logo are registered and unregistered trademarks of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other marks are the property of their respective owners.